THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------

       Jean A. Arvis          Chairman of the Board of Directors
       Thomas C. Barry        Director
       John A. Bult           Director
       Walter J.P. Curley     Director
       Pierre H.R. Daviron    Director
       Serge Demoliere        Director
       Dirk Kipp              Director
       Michel Longchampt      Director
       Gregory L. Melville    Director
       Michel A. Rapaccioli   Director
       Moritz Sell            Director
       John W. Spurdle, Jr.   Director
       Bernard Chauvel        President
       Frederick J. Schmidt   Vice President and Treasurer
       Steven M. Cancro       Vice President and Secretary


       INVESTMENT ADVISER
-------------------------------------------------------------------------------
       Credit Agricole Asset Management U.S. Advisory Services
       90, boulevard Pasteur
       75015 Paris, France


       ADMINISTRATOR
-------------------------------------------------------------------------------
       Brinson Advisors, Inc.
       51 West 52nd Street
       New York, New York 10019


       CUSTODIANS
-------------------------------------------------------------------------------
       Brown Brothers Harriman & Co.
       40 Water Street
       Boston, Massachusetts 02109

       Credit Agricole Indosuez
       9, Quai du President Paul Doumer
       92400 Courbevoie, France


       SHAREHOLDER SERVICING AGENT
-------------------------------------------------------------------------------
       PFPC Inc.
       P.O. Box 8030
       Boston, MA 02266-8030


       INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
       PricewaterhouseCoopers LLP
       1177 Avenue of the Americas
       New York, New York 10036


      COUNSEL
-------------------------------------------------------------------------------
       Hale and Dorr LLP
       60 State Street
       Boston, Massachusetts 02109


[LOGO]  CREDIT AGRICOLE                         FRF
        ASSET MANAGEMENT                        LISTED
                                                NYSE
        US ADVISORY SERVICES                    THE NEW YORK STOCK EXCHANGE



        The
-------------------------------------------------------------------------------
        France
-------------------------------------------------------------------------------
        Growth
        Fund, Inc.
-------------------------------------------------------------------------------

SEMI-ANNUAL REPORT FOR
THE SIX MONTHS ENDED
JUNE 30, 2001

Essilor is a world leader in ophthalmic optical products, including Varilux, Airwear and Crizal lenses. One of France's most global enterprises, Essilor employs more than 22,000 people in over 100 countries.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------


THE FUND

The France Growth Fund, Inc. (the "Fund") is a diversified, closed-end management investment company the shares of which trade on the New York Stock Exchange ("NYSE"). The Fund's objective is long-term capital appreciation through investments primarily in French equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in French equity securities listed on one or more of the seven securities exchanges in France, including those listed on the French over-the-counter market of such exchanges. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers.

THE INVESTMENT ADVISER

Credit Agricole Asset Management U.S. Advisory Services (the "Investment Adviser," formerly known as Indocam International Investment Services) is the Fund's investment adviser and manager. The Investment Adviser is a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940 and is managed by the Credit Agricole Asset Management Group, an indirect wholly-owned subsidiary of the Credit Agricole Group. Credit Agricole Asset Management, through its subsidiaries, had assets under management of approximately U.S. $150 billion at June 30, 2001.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "France". The Fund's closing daily net asset value is available over the NASDAQ Mutual Fund Quotation Service. The Fund's NYSE trading symbol is "FRF".

Net asset value and market price information is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, as well as in other newspapers in tables captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. at (800) 331-1710. Please also visit the Fund's website at WWW.FRANCEGROWTHFUND.COM for additional information about the Fund.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on April 30, 2001. Shareholders voted: 1) to re-elect Jean A. Arvis, Pierre H.R. Daviron and John
W. Spurdle, Jr. and elect Dirk Kipp, as Directors; 2) against a shareholder proposal recommending that the Board repeal all amendments made to the By-laws in June 2000; and 3) against a shareholder proposal recommending that the Board amend the By-laws to allow shareholders holding not less than 5% of the shares entitled to vote request a special meeting. The certified voting results from the meeting are as follows:

1. Election of Directors:
                                              For         Withheld Authority
                                            ----------    -----------------

Jean A. Arvis ..........................    4,801,205          220,524

Pierre H.R. Daviron ....................    4,803,085          218,644

Dirk Kipp ..............................    4,869,537          152,192

John W. Spurdle, Jr ....................    4,803,085          218,644

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
GENERAL INFORMATION (CONTINUED)
-------------------------------------------------------------------------------


In addition to the elected  Directors,  Thomas C. Barry, John A. Bult, Walter J.
P. Curley, Michel Longchampt, Gregory L. Melville, Michel A. Rapaccioli, and Mortiz Sell continue to serve as Directors of the Fund.



          2. A recommendation that the Board repeal all amendments made to the By-laws in June 2000:


                                     For          Against      Abstain
                                  ---------      --------     --------

                                  1,314,271      3,637,426     70,032


          3. A recommendation that the Board amend the By-laws to allow shareholders holding not less than 5% of the shares entitled to vote to request a special meeting:

                                     For          Against      Abstain
                                  ---------      --------     --------

                                   915,338       4,056,745     49,646



CHANGES IN THE COMPOSITION OF THE BOARD OF DIRECTORS

Bernard L. Chauvel, a Director and the President of the Fund, resigned as a director effective at the May 1, 2001 meeting of the Board of Directors. At the May 1, 2001 meeting, the Board appointed Serge Demoliere to the Board of Directors to fill the vacancy created by the resignation of Mr. Chauvel. Mr. Demoliere will serve the remainder of Mr. Chauvel's term as a Class II director. Mr. Chauvel continues to serve as the Fund's President.

On May 25, 2001, President George W. Bush nominated W.L. Lyons Brown, Jr. to serve as the United States ambassador to Austria. Due to the responsibilites associated with that position, Mr. Brown resigned as a director from the Board effective May 25, 2001. The Board has not filled the vacancy in Class III created by Mr. Brown's resignation.

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as "distributions") automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PFPC Inc. (the "Dividend Agent"), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by calling (800) 331-1710. If a shareholder has not previously elected to receive cash distributions and the Dividend Agent does not receive notice of an election to receive cash distribution from the shareholder prior to the record date of any distribution, the shareholder will automatically receive such distribution in additional shares of Common Stock of the Fund.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
GENERAL INFORMATION (CONCLUDED)
-------------------------------------------------------------------------------

TENDER OFFER

At the December 2000 Board Meeting, the Board of Directors approved a tender offer for Common Stock of the Fund in a continuing effort to enhance shareholder value. The tender offer commenced on January 31, 2001 and expired at midnight on February 28, 2001 (the "Expiration Date"). Pursuant to the terms approved by all directors present at the meeting, the Fund purchased 20% of its outstanding shares (or 3,018,000 shares) at a price equal to $10.6624 per share, representing 98% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the Expiration Date.

STOCK REPURCHASE PROGRAM

The Board of Directors adopted a stock repurchase program pursuant to (the "Program") which the Fund may purchase from time to time in the open market up to an aggregate of 10% per annum of the outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. During the six months ended June 30, 2001, the Fund did not repurchase any shares of its Common Stock under the Program. During the year ended December 31, 2000, the Fund repurchased 190,000 shares of its CommonStock under the Program.

THE TAX-ADVANTAGED MANAGED DISTRIBUTION PLAN

In 1998, the Board of Directors adopted a tax-advantaged managed distribution plan (the "Distribution Plan") designed to reduce the discount of the Fund's share price to its net asset value.

This innovative Distribution Plan took into account the Fund's unrealized long-term capital gains by distributing an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets determined as of the end of the prior calendar year. To the extent possible, the distributions were funded by the realization of long-term capital gains. The Plan's three-year term expired in June 2001. Current adverse market conditions and the absence of net capital gains in the portfolio of the Fund led the Board to conclude that it would not be in the best interest of shareholders to continue this Distribution Plan. At its quarterly board meetings, the Board will continue to review the French equities market, international economic conditions, and the Fund's performance in an ongoing effort to explore every opportunity to maximize shareholder value.

VOLUNTARY ADVISORY FEE WAIVER

The Investment Adviser, to more closely align its interests with those of shareholders, has agreed to a voluntary policy, which it can discontinue at its discretion, whereby a portion of its fee will be waived to reflect the discounted market price of its shares. The advisory fee will be reduced by the same percentage, if any, as the shares are trading at a discount. The advisory fee will not be increased to the extent the Fund's shares trade at a premium to net asset value. The Investment Adviser instituted this voluntary policy and has been waiving a portion of its fee pursuant to this policy since July 1998.

OTHER INFORMATION

Since December 31, 2000, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) material changes in the principal risk factors associated with investment in the Fund, and (iii) change in the persons primarily responsible for the day-to-day management of the Fund.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

From commencement of investment operations of The France Growth Fund, Inc. (the "Fund") on May 18, 1990 through June 30, 2001, the Fund recorded a return (including dividends) of 249.05% on a euro basis. For the same period, the Societe de Bourse Francaise 120 Index (the "SBF 120 Index") posted a return (excluding dividends) of 156.23%. Thus, since the beginning of investment operations, the Fund has outperformed the SBF 120 Index by approximately 92.82%.

On a US dollar basis, the Fund reported a net asset value ("NAV") return of 150.90% (including dividends) from the commencement of investment operations through June 30, 2001. For the same period, the SBF 120 Index recorded a return (excluding dividends) of approximately 84.18%. Thus, in US dollar terms, the Fund has outperformed the SBF 120 Index by approximately 66.72% since the beginning of operations.

For the six months ended June 30, 2001, the Fund reported an NAV return of -10.67% on a euro basis (-19.42% in US dollar terms) outperforming the SBF 120 Index by 0.73% on a euro basis (0.65% in US dollar terms).

The Fund's outperformance relative to its benchmark for the first six months of 2001 is principally attributable to its favorable exposure to the oil sector as well as our accurate trend analyses of technology (Alcatel) and manufacturing (Schneider and Alstom) stocks. Conversely, the weakness in retail sector share prices during the second quarter was unexpected since we thought consumer spending would continue to provide a solid foundation for the economy. In this respect, we believe that Pinault was overly penalized. Therefore, we intend to follow developments in this sector closely during the next few months.

At June 30, 2001, the NAV per share of the Fund was $9.37 down from US $12.05 at December 31, 2000. Under the Tax-Advantaged Managed Distribution Plan, the Fund made a quarterly distribution from realized long-term capital gains in an amount equal to 3% of the Fund's net assets as of the end of the prior fiscal year. During the six months ended June 30, 2001, the Fund distributed $0.3615 per share, or approximately 3% of its December 31, 2000 NAV.

The market price at June 30, 2001 of US $8.36 was also down from the market price of the Fund of US $10.50 at December 31, 2000. The discount to net asset value was 10.8% at June 30, 2001 and ranged between 6.9% and 15.2% during the six months ended June 30, 2001.

ECONOMIC AND FINANCIAL OVERVIEW

World economic activity is currently undergoing a sharp slowdown, with growth forecast at just 2.7% in 2001 compared to actual growth of 4.9% in 2000. A period of uncertainty and economic slowdown first took root in the United States, then simultaneously in Japan, numerous other Asian countries, Latin America and finally Europe, in spite of reassuring declarations from Finance Ministers, central bankers and economists.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------

[Representation of graph in printed piece.]

                      DOWNTURN IN FRENCH GROWTH PROSPECTS


          FRENCH ECONOMIC SENTIMENT
             INDICATOR (INDEX)             FRENCH GROWTH

        Q4 95     98.4              Q4 95    0.59
                  97.5                       1.35
                  97.1                       0.55
                  96.9                       1.04
        Q4 96     97.4              Q4 96    1.32
                  98.5                       0.9
                  98.8                       1.73
                  100.1                      1.9
        Q4 97     100.8             Q4 97    3.06
                  101.4                      3.63
                  102.5                      3.81
                  103.3                      3.58
        Q4 98     102.7             Q4 98    2.9
                  103                        2.76
                  103.2                      2.5
                  104.1                      2.97
        Q4 99     105.6             Q4 99    3.74
                  106.2                      3.53
                  107.2                      3.5
                  106.9                      3.42
        Q4 00     106.6             Q4 00    3.03
                  106.4             Q1 01    2.88
        Q2 01     104.8


Despite the euro's competitiveness, France suffered a sharp contraction in exports during the first half of 2001. Additionally, imports have significantly slowed, due to changing inventory cycles. A massive decline in inventories has resulted in manufacturers' rapid adjustments of supply to lower demand. This has cost France 0.8% growth. Manufacturers claim that although inventories have dropped sharply and rapidly, they were still too high at the end of the first half of the year, compared to their level during the 1995/1996 economic downturn. Capital goods and semi-processed goods have slowed the most, while consumer goods imports have continued to benefit as a result of strong household demand.

Business capital spending dropped during the first half of 2001 to an increase of just 5.2%, after having gained 7.2% in 2000. This decline is in line with the current slowdown and the technology recession.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------


[Representation of graph in printed piece.]

              FRANCE HAS BEEN AFFECTED BY A SLUMP IN WORLD DEMAND

                           FRENCH TRADE BALANCE
                           (IN BILLIONS OF EUROS)  FRENCH EXPORTS


         Q4 91                -1574.6                 7.01
                               -415.1                11.69
                                428.5                 7.86
                               -135.5                 2.58
         Q4 92                  -94.5                -0.96
                                957.4                -1.07
                               2008.2                -4.15
                               2686.9                -0.61
         Q4 93                 2567.4                 5.94
                                970.2                 1.96
                               1771.5                 9.29
                               1845.7                 9.52
         Q4 94                 2135.7                11.01
                               2283.4                14.05
                               2676.7                10.38
                               1459.5                 6.34
         Q4 95                 1904.8                 1.18
                               2556.9                 1.95
                               2128.6                 0.51
                               3489.4                 3.79
         Q4 96                 3056.9                 6.38
                               4835.5                 7.39
                               6556.4                 12.3
                               6480.9                 13.63
         Q4 97                 5919.1                 14.75
                               5765                   13.7
                               5444.1                 10.13
                               5736.7                  7.44
         Q4 98                 4361.3                  2.24
                               4231.2                  0.7
                               3838.1                  1.67
                               5458.3                  5.08
         Q4 99                 2430.3                  8.29
                               1464.6                  11.8
                               1858.5                  14.21
                              -1171.9                  12.66
         Q4 00                -1589.1                  14.92
                               1706.4                   9.91




The unfavorable effects of rekindled inflation must then be combined with those arising as a result of the shrinking economic activity in the U.S. and the rest of the world. Household purchasing power has been reduced by higher consumer prices resulting from higher import prices and food-related problems.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------




[Representation of graph in printed piece.]

                   UNFAVORABLE NEWS FROM CONSUMER PRICE INDEX

   CPI--EUROLAND              CPI-FRANCE
        4.16                     3.19
        3.78                     3.29
        4.13                     3.4
        3.87                     3.4
        3.86                     3.03
        4.1                      3.26
        4.33                     3.49
        5.05                     3.72
        4.54                     3.12
        3.92                     2.64
        3.78                     2.63
        4.13                     3.32
        4.01                     3.09
        3.99                     2.73
        3.97                     2.72
        4.2                      2.94
        4.3                      2.82
        4.05                     2.82
        3.92                     2.58
        3.2                      2.24
        3.2                      2.02
        3.31                     2.12
        3.07                     1.89
        3.06                     1.55
        3.17                     1.89
        3.27                     2.11
        3.25                     2.1
        3.24                     2.2
        3.12                     2.09
        3.11                     1.97
        3.11                     1.86
        3.33                     2.08
        3.43                     2.2
        3.32                     2.3
        3.31                     2.18
        3.19                     2.18
        3.19                     2.07
        3.06                     1.85
        2.93                     1.84
        2.82                     1.4
        2.7                      1.72
        2.8                      1.72
        2.69                     1.83
        2.68                     1.72
        2.57                     1.72
        2.68                     1.5
        2.56                     1.71
        2.45                     1.6
        2.56                     1.6
        1.91                     1.71
        2.01                     1.7
        2.21                     1.91
        2.42                     1.59
        2.31                     1.58
        2.52                     1.58
        2.19                     1.37
        2.19                     1.9
        2.29                     2
        2.19                     1.79
        2.39                     1.89
        2.28                     2.1
        2.91                     1.99
        2.9                      1.99
        2.78                     2.29
        2.67                     2.5
        2.67                     2.49
        2.35                     2.39
        2.35                     2.4
        2.25                     1.55
        2.24                     1.65
        2.34                     1.75
        2.03                     1.65
        2.13                     1.65
        2.02                     1.75
        1.81                     1.64
        1.6                      1.02
        1.3                      0.81
        1.4                      0.81
        1.4                      0.91
        1.5                      0.92
        1.7                      1.53
        1.6                      1.32
        1.49                     1.12
        1.59                     1.22
        1.49                     1.11
        1.09                     0.51

        1.09                     0.6
        1.09                     0.81
        1.38                     1.01
        1.28                     0.8
        1.38                     0.91
        1.28                     0.81
        1.08                     0.5
        0.98                     0.3
        0.88                     0.3
        0.78                     0.1
        0.78                     0.2
        0.78                     0.2
        0.78                     0.2
        0.98                     0.4
        1.07                     0.4
        0.97                     0.4
        0.87                     0.3
        1.07                     0.4
        1.17                     0.5
        1.17                     0.7
        1.36                     0.8
        1.46                     0.9
        1.75                     1.3
        1.95                     1.6
        2.04                     1.4
        2.13                     1.49
        1.93                     1.29
        1.93                     1.49
        2.41                     1.69
        2.31                     1.69
        2.31                     1.79
        2.79                     2.18
        2.69                     1.88
        2.88                     2.18
        2.58                     1.58
        2.39                     1.18
        2.57                     1.38
        2.56                     1.28
        2.93                     1.77
        3.4                      2.25
        3.01                     2.05

Under these circumstances, household spending has suffered during the past few months even though, for the first time in a long while, household confidence has not declined.

Although salaried employment levels remained high during the first quarter of 2001, increasing 3.5% (annualized), the slowdown in economic activity should soon be reflected in the employment numbers, given their structural delay relative to economic activity, with the slowdown in temporary employment as the first indication. As a result, the positive effects of the drop in unemployment on purchasing power are expected to decline during the coming months.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------


[Representation of graph in printed piece.]


                   CONSUMER SPENDING SHOWED SIGNS OF WEAKNESS
                       DURING THE SECOND QUARTER OF 2001

                        CONSUMER
                   CONFIDENCE INDICATOR             CONSUMPTION
            Q4 90      -17.33                   Q4 90    4.63
                       -20.33                            4.49
                       -18.67                            4.18
                       -21.33                            4.11
            Q4 91      -23.67                   Q4 91    4.54
                       -22.67                            3.81
                       -21                               3.19
                       -22.33                            3.45
            Q4 92      -21.67                   Q4 92    2.48
                       -24.67                            1.79
                       -24.67                            2.84
                       -27.33                            1.61
            Q4 93      -24.33                   Q4 93    2.55
                       -22                               3.06
                       -18.33                            2.35
                       -15                               3.55
            Q4 94      -13.67                   Q4 94    2.52
                       -15.33                            3.42
                       -14.67                            4.25
                       -14.33                            3.28
            Q4 95      -24                      Q4 95    3.1
                       -26.33                            4.34
                       -28.67                            2.63
                       -29.33                            3.47
            Q4 96      -27.33                   Q4 96    2.37
                       -24                               0.47
                       -23.67                            1.16
                       -17                               1.18
            Q4 97      -14                      Q4 97    3.19
                       -14.33                            3.74
                       -12                               4.77
                       -7                                4.3
            Q4 98      -5.67                    Q4 98    3.82
                       -4.33                             3.19
                       -6.33                             2.76
                       -5                                3.42
            Q4 99      -0.67                    Q4 99    3.84
                       -1                                4.44
                       0.67                              3.92
                       -2.33                             4.02
            Q4 00      -2                       Q4 00    3.3
            Q1 01      2.33                     Q1 01    3.55
            Q2 01      -3


Fortunately, the tax situation appears favorable. Beginning in September 2001, households will benefit from further tax reductions: $3 billion in income taxes and $1.2 billion in employment premiums. The Prime Minister has stated that, for 2002, he will stand by his commitments set out in the 2001-2003 public finance plan ($16 billion in reductions of household and corporate income taxes over the next three years). With presidential elections just eleven months away, such promises are not surprising.

Consumer spending, the foundation of French economic growth, showed signs of weakness during the second quarter of 2001. We believe that private consumption is likely to increase again during the second half of the year, due to a recovery in purchasing power. Inflation is expected to stabilize this summer as a result of a drop in oil prices as well as steady food prices. Additionally, the switch to the use of the euro by consumers should benefit currently unsettled household consumption trends. It is expected that the general public's suspicion of the euro, combined with the sudden appearance of until now hidden supplies of cash, will act to stimulate consumption throughout the second half of 2001.

Overall, French economic growth forecasts have been revised from 3% to 2.3% for 2001, after achieving 3.3% growth in 2000. Nonetheless, such prospects compare favorably to those of the rest of the euro zone (2.1% growth forecast for 2001 for the entire euro zone), especially Germany (expected growth of just 1.3% in
2001).

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------

THE EQUITY MARKET

By the end of the first half of 2001, the French equity market lost 11.40% in euro terms (20.11% in US dollar terms) as the euro continued to depreciate relative to the US dollar. The reasons for the decline lies in investor concerns for corporate earnings growth forecasts for 2001, which have been revised sharply downwards during the past six months.


[Representation of graph in printed piece.]


             THE FRENCH MARKET UNDERPERFORMED THE EUROPEAN MARKETS
                         DURING THE FIRST HALF OF 2001

INDICES BASED AT 100 IN DECEMBER 2000

      EUROPEAN
    EQUITY MARKET
    (MSCI EUROPE       FRENCH EQUITY MARKET
    INDEX RETURN)     (SBF 120 INDEX RETURN)
         100               100
         100               100
         98.86             99.55
         96.56             98.25
         98.44             99.98
         98.3              100.15
         97.63             99.53
         95.58             97.81
         95.5              97.28
         97.32             99.22
         99.35             99.75
         98.71             99.42
         97.36             98.01
         98.27             99.26
         99.5              100.24
         98.43             99.09
         98.94             99.16
         98.67             99.41
         97.86             98.71
         98.11             98.8
         98.15             98.81
         97.22             98.66
         98.36             99.16
         100.27            100.02
         99.93             100.06
         98.14             98.83
         98.78             99.34
         98.36             99.05
         96.96             97.95
         95.91             96.62
         95.43             95.83
         96.71             97.15
         95.44             96.37
         93.72             95.04
         93.23             94.72
         92.83             93.89
         93.15             94.09
         91.48             92.31

         90.65             91.77
         89.8              90.97
         87.92             89.52
         89.46             90.26
         90.7              91.29
         89.63             91.13
         90.03             91.25
         89.85             91.78
         90.48             92.24
         92.1              93.56
         92.25             93.27
         91.99             93.18
         90.92             92.15
         88.6              89.82
         86.54             87.82
         84.73             86.01
         85.16             86.98
         83.02             83.9
         82.28             83.43
         83.98             85.13
         81.6              83.08
         77.17             78.5
         80.03             81.05
         82.85             83.97
         84.86             86
         82.83             84.04
         82.2              83.62
         82.85             84.14
         82.97             83.66
         80.32             81.52
         82.67             83.21
         83.54             84.59
         83.69             84.74
         84.32             86.01
         85.5              86.96
         85.45             86.68
         86.49             87.32
         86.49             87.32
         85.6              86.6
         84.85             86
         86.5              87.52
         87.77             88.7
         88.53             89.07
         87.4              87.99
         87.53             88.06
         87.59             88.17
         89.17             89.09
         89.7              89.57
         90.1              89.89
         90.59             90.08
         89.7              89.65
         88.23             88.07
         88.3              88.82
         88.59             89.04
         88.35             88.47
         87.85             87.85
         89.31             89.35
         88.14             88.28
         86.71             86.58
         87.98             87.96
         88.25             88.53
         89.07             89.1
         89.28             89.24
         89.31             89.56
         89.08             89.38
         87.66             88.12
         87.67             87.91
         86.57             87.37
         87.29             87.72
         85.84             86.67
         84.74             85.8
         83.88             85.17
         83.42             84.89
         83.54             85.31
         84.75             86.29
         84.27             85.55
         84.1              85.64
         83.7              85.31
         82.65             83.9
         81.73             82.89
         82.44             83.81
         82.26             83.44
         81.72             83.05
         80.47             82.21
         80.66             82.15
         79.57             81.35
         79.22             81.51
         80.03             81.9
         81.02             82.42
         79.27             81.19
         78.65             81.07
         78.7              81.19
         79.89             81.8

As shown in the graph, the French equity market slightly underperformed the rest of Europe due to a higher-than-average number of earnings revisions, most notably in the weight of technology and telecom stocks in the French index. STMicroelectronics, France Telecom and Cap Gemini were the source of some of the largest of these sharp revisions.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------


[Representation of graph in printed piece.]

           TREND IN ANALYSTS' EARNINGS GROWTH FORECASTS FOR 2001-2002
                            SBF 120 INDEX COMPANIES:


        TREND OF EXPECTED
             2001 EPS
               17.4
               16.9
               16.6
               17.1
               17
               16.9
               17.6
               17.7
               16.2
               17.7
               16.5                   TREND OF EXPECTED
               15.7                       2002 EPS
               13.9                         13.8
               15                           14.2
               11                           15.6
               12.7                         15.3
               9.2                          16
               5.1                          17.3
               2.8                          18.5


The economic slowdown is obviously at the heart of investors' concerns, prompting them to adopt a more defensive investment profile.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------

[Representation of graph in printed piece.]


           SBF INDEX SECTOR PERFORMANCE DURING THE FIRST HALF OF 2001



Energy                                 -5.3%
Basic Products                         -6.9%
Construction                          -12.1%
Capital Goods                         -40.2%
Automobiles/Autopart Suppliers         -1.9%
Consumer Goods                        -14.8%
Food & Beverage                       -15.0%
Retail                                -20.6%
Services                              -21.0%
Real Estate                            -4.5%
Financial Services                    -11.4%
Holdings                              -18.0%

SBF 120 Index: -20.11%
CAC 40 Index: -20.50%
SBF 250 Index: -20.03%
SBF Second Marche Index: -16.62%


In the above bar chart, it seems that the sectors where profit warnings have been most highly concentrated are the ones directly responsible for the drop in the indices:

o The capital goods sector has been the hardest hit, declining 40% during the first half of 2001. To an extent, this decline is a reflection of the decreases in technology (Alcatel, Sagem and STMicroelectronics), telecom (France Telecom) and manufacturing (Schneider) stocks.

o The services sector, which includes the IT (information technology) services (Cap Gemini and Business Object) and media (advertising and television) stocks, is also down significantly.

o The retail sector is down as well. Worthy of note are the logistical problems related to the Promodes-Carrefour integration and Pinault Printemps' poor performance. A change in investors' outlook for consumption in Europe has led to disappointing performances.

o Conversely, some sectors that are more naturally resilient--such as oil, financial services, food and pharmaceuticals--have managed to resist well while losing ground. In this respect, the automotive sector has had an excellent performance as registrations have held up and car manufacturers

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------


     (Peugeot and Renault) have done well. Parts suppliers (Valeo and Michelin), on the other hand, have seen their share prices fall sharply.

o In financial services, insurance has been hit by a drop in life insurance as well as AXA's strong exposure to equities. Conversely, banks have been a privileged sector. Industry consolidation is still in the news (Credit Lyonnais and Societe Generale) and BNP's successful integration of Paribas has been well received by the market.

However, unlike at the beginning of the year, pessimism in the euro zone is now strong, and the market is oversold. The first indication of favorable news from companies or the European Central Bank could provide the pretext for a rebound.

INVESTMENT STRATEGY

News from the U.S. regarding the magnitude of the economic slowdown has prompted us to adopt a new, defensive attitude relative to stocks linked to capital spending, and to be wary of official European proclamations, which are much too optimistic concerning economic prospects and future corporate earnings growth.

Therefore, we began selling part of our exposure to Alcatel and Cap Gemini, which are very vulnerable to the American technology cycle. During the second quarter of 2001, we observed that Europe was far from immune to the international economic situation. We became concerned that estimates for the IT sector would need to be revised downwards, leading us to divest Dassault Systeme and Business Object. Similarly, our exposures to advertising (NRJ, TF1, Havas Advertising and Publicis) were sold.

In Europe, news regarding the mobile phone sector continued to be particularly poor, nonetheless, we decided to participate in the Orange initial public offering for valuation reasons while selling shares of France Telecom.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------

[Representation of graph in printed piece.]

              MAIN SHIFTS BY SECTOR DURING THE FIRST HALF OF 2001


   ENERGY                                -1.3%
   AUTOMOBILES/AUTOPART SUPPLIERS        -0.7%
   CONSUMER GOODS                         2.5%
   FOOD & BEVERAGE                       -1.6%
   RETAIL                                 0.8%
   SERVICES                               2.0%


On the buy side, we were attracted mainly to consumer-related stocks during the first quarter since consumer confidence seems to hold up better during downward cycles than does business investment.

The retail sector (Pinault Printemps) was, therefore, significantly overweighted, but we also strengthened our position in the pharmaceuticals sector. We favored Aventis, whose current restructuring seems to be flawless, giving better visibility for the stock going forward. Shares of L'Oreal were added, especially following a period of underperformance in the first half of 2001. Our meeting with management was positive as there does not seem to be anything to prevent the company from achieving more than 15% growth this year. Later, we reduced positions in luxury goods companies (LVMH and Clarins), part of the food & beverage sector.

The industrial sector is very much influenced by the slowdown in demand, as well as by the increase in the price of oil. Cyclical stocks were reduced during the first half of 2001, including Michelin, in the automotive sector, and Saint Gobain and Lafarge, in the building materials sector.

Also noteworthy is that we benefited strongly from Schneider's bid to acquire Legrand. First, we took profits on Schneider, which had performed well at the end of 1999, and stood steady on Legrand, which stagnated at lower multiples. We were thus able to take advantage of the premium offered to minority

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------

shareholders. After Schneider's exchange offer for Legrand was complete, we exited entirely from the two stocks, switching into Alstom. This stock is currently benefiting from the energy production problems in the U.S., and its industrial positioning has made it a very high-quality safe haven.

In the financial sector, we reduced our position in AXA, which seems to have started the year very poorly. AXA is very sensitive to the U.S. life insurance market, and the base effect of its performance during the first half of 2001 will be difficult to overcome.

Above all, we have given priority to the banking sector by strengthening our holdings in Natexis, Societe Generale and Banque Nationale de Paris. We think that their fundamentals are better, and the speculative opportunity just as significant. Still, in light of the banking sector's good performances throughout the first half of 2001, we have opted to take profits and reduce our exposure. We think that earnings estimates for the banking sector will also need to be revised downwards, and that current prices do not reflect these uncertainties.

We increased our position in the utilities sector, which is trading at attractive multiples compared to the visibility on its earnings growth. As a result, we bought shares of Suez and Seche Environnement, a firm with much smaller capitalization.

We had positive positions in the oilfield services sector during the first quarter of 2001, and market developments allowed us to take profits on favorable terms (Bouygues Offshore and Geophysique), without, however, reducing our exposure to Total Fina.

[Representation of graph in printed piece.]

           OVER/UNDER SECTOR ALLOCATION VS BENCHMARK (SBF 120 INDEX)

 RETAIL                                           4.3%
 CONSUMER GOODS                                   3.1%
 CAPITAL GOODS                                    1.7%
 SERVICES                                         1.4%
 ENERGY                                           0.2%
 REAL ESTATE                                     -0.4%
 CONSTRUCTION                                    -1.1%
 HOLDINGS                                        -1.1%
 AUTOMOBILES/AUTOPART SUPPLIERS                  -1.2%
 BASIC PRODUCTS                                  -1.4%
 FINANCIAL SERVICES                              -3.0%
 FOOD & BEVERAGE                                 -3.0%

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------

            AT JUNE 30, 2001, THE FUND'S TEN LARGEST FRENCH HOLDINGS
                        REPRESENTED 55.9% OF NET ASSETS:
-------------------------------------------------------------------------------
              SECURITIES                          ACTIVITY
-------------------------------------------------------------------------------
             TOTAL FINA SA                         ENERGY
           VIVENDI UNIVERSAL                      SERVICES
              AVENTIS SA                       CONSUMER GOODS
                AXA SA                       FINANCIAL SERVICES
           FRANCE TELECOM SA                    CAPITAL GOODS
                L'OREAL                        CONSUMER GOODS
      SUEZ-LYONNAISE DES EAUX SA                 ENVIRONMENT
       BANQUE NATIONALE DE PARIS             FINANCIAL SERVICES
         CARREFOUR SUPERMARCHE                     RETAIL
          STMICROELECTRONICS                    CAPITAL GOODS


-------------------------------------------------------------------------------

MARKET OUTLOOK

At the end of the first half of 2001, the market has abandoned any hope of a rapid recovery in economic growth and indices have ratcheted downward. At this time, most stocks are down, not just the new-economy TMT (telecom, media and technology) stocks, in contrast to last year.

Currently, we are analyzing the lows reached during the first quarter, with the market now having factored in much of the disappointing corporate news, the economy and the attitude of the central bank. Therefore, we would not be surprised to see another attempt at a market rebound soon, against a background of lower inflation leading to improved bond market performance. Nonetheless, with the economy's decline expected to continue for several more months, favorable news will have to come from interest rate cuts in Europe as well as signs of stability in U.S. economic indicators.

Europe is also attractive because of the current level of the euro, which now seems to be truly undervalued relative to its long-term potential. The only plausible explanation is that the dollar has become the world's safe haven currency. A declining dollar, although not expected, could trigger a rapid change in the whole investment equation, with new winners and losers.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
-------------------------------------------------------------------------------
                              FRENCH MARKET RATIOS
-------------------------------------------------------------------------------
                                                    CURRENT LEVEL
                                                  BASED ON CONSENSUS
                                                       ESTIMATES
  SBF 120 INDEX                                   AS OF JULY 31, 2001
-------------------------------------------------------------------------------
  Earning Growth - 2001 (Estimate)                        28.0%
-------------------------------------------------------------------------------
  Earning Growth - 2002 (Estimate)                        18.6%
-------------------------------------------------------------------------------
  Price Earning Ratio - 2001 (Estimate)                   22.3x
-------------------------------------------------------------------------------
  Price Earning Ratio - 2002 (Estimate)                   18.8x
-------------------------------------------------------------------------------
  Price / Book Value - 2001                                2.40%
-------------------------------------------------------------------------------
  Global Yield - 2001                                      2.43%
-------------------------------------------------------------------------------
  10-year Bond Yield                                       5.00%
-------------------------------------------------------------------------------
  Short-Term Rate (3 months)                               4.34%
-------------------------------------------------------------------------------
                                       16

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONCLUDED)
-------------------------------------------------------------------------------

[Representation of Pie Chart in printed piece.]

                      PORTFOLIO BREAKDOWN AT JUNE 30, 2001
                         (AS A PERCENTAGE OF NET ASSETS)

18.0%              CAPITAL GOODS
16.9%              CONSUMER  GOODS
13.7%              SERVICES
12.8%              FINANCIAL SERVICES
11.7%              RETAIL
10.5%              ENERGY
 5.7%              ENVIRONMENT
 3.3%              CONSTRUCTION
 2.6%              FOOD & BEVERAGE
 1.9%              AUTOMOBILES/AUTOPART SUPPLIERS
 1.6%              OTHER ASSETS LESS LIABILITIES
 1.3%              BASIC PRODUCTS


We appreciate your continued interest and investment in the French economy, market place and The France Growth Fund, Inc.





Sincerely,


/s/ BERNARD CHAUVEL                             /s/ JEAN A. ARVIS

Bernard Chauvel                                Jean A. Arvis

PRESIDENT                                      CHAIRMAN OF THE BOARD

The France Growth Fund, Inc.                   The France Growth Fund, Inc.



August 20, 2001

THE FRANCE GROWTH FUND, INC.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FRENCH EQUITIES--98.39%
-------------------------------------------------------------------------------

   Shares                                                                Value
   ------                                                               -------
AUTOMOBILES/AUTOPART SUPPLIERS--1.94%
      1,815 Peugeot SA ...................................          $    493,217
     37,651 Renault SA ...................................             1,700,461
                                                                    ------------
                                                                       2,193,678
                                                                    ------------
BASIC PRODUCTS--1.30%
      6,165 Air Liquide ..................................               886,498
      5,927 Imerys .......................................               587,602
                                                                    ------------
                                                                       1,474,100
                                                                    ------------
CAPITAL GOODS--17.99%
    103,055 Alcatel ......................................             2,156,894
      3,822 Algeco SA ....................................               312,522
     71,645 Alstom .......................................             1,994,878
     91,135 EADS .........................................             1,679,606
    105,001 France Telecom SA ............................             5,009,157
    264,643 Orange SA(a) .................................             2,152,754
      6,505 Sagem SA .....................................               319,697
    108,696 STMicroelectronics(a) ........................             3,776,246
     37,976 Thales .......................................             1,376,294
     48,678 Thomson Multimedia(a) ........................             1,567,398
                                                                    ------------
                                                                      20,345,446
                                                                    ------------
CONSTRUCTION--3.34%
     45,824 Bouygues .....................................             1,550,052
     12,813 Lafarge SA ...................................             1,096,567
     43,460 Pinguely Haulotte SA .........................               708,897
      3,139 ST Gobain ....................................               426,903
                                                                    ------------
                                                                       3,782,419
                                                                    ------------
CONSUMER GOODS--16.88%
    116,947 Aventis SA ...................................             9,344,662
      5,940 Essilor International ........................             1,701,242
      9,480 Hermes International .........................             1,309,359
     73,559 L'Oreal ......................................             4,752,679
     30,136 Sanofi Synthelabo ............................             1,979,020
                                                                    ------------
                                                                      19,086,962
                                                                    ------------
ENERGY--10.47%
     84,459 Total Fina SA ................................            11,837,072
                                                                    ------------
ENVIRONMENT--5.72%
      7,000 Seche Environment ............................               554,591
    135,410 Suez-Lyonnaise des Eaux SA ...................             4,360,107
     37,017 Vivendi Environment ..........................             1,559,222
                                                                    ------------
                                                                       6,473,920
                                                                    ------------

FINANCIAL SERVICES--12.81%
     10,100 Assur Gen de France Bearer ...................               562,276
    200,058 AXA SA .......................................             5,705,124
     49,318 Banque Nationale de Paris ....................             4,295,972
     12,205 Credit Lyonnais SA ...........................               440,772
     16,140 Natexis Banques Populaires ...................             1,351,895
     36,043 Societe Generale .............................             2,136,345
                                                                    ------------
                                                                      14,492,384
                                                                    ------------
FOOD & BEVERAGE--2.55%
     16,668 Groupe Danone ................................             2,289,440
     11,699 LVMH .........................................               589,832
                                                                    ------------
                                                                       2,879,272
                                                                    ------------
RETAIL--11.71%
     78,274 Carrefour Supermarche ........................             4,145,342
     18,225 Casino Guichard Perrachon
              et Cie .....................................             1,538,890
      1,380 Casino Guichard
            Warrants expiring 12/15/03(a) ................                 6,958
      1,380 Casino Guichard
            Warrants expiring 12/15/05(a) ................                7,987
      7,334 Castorama Dubois
              Investisment ...............................             1,577,853
      9,928 Marionnaud Parfumeries(a) ....................               878,264
      1,027 Marionnaud Parfumeries
            Rights expiring 07/03/01(a) ..................                   835
     18,395 Pinault Printemps Redoute SA .................             2,665,378
     29,995 Rallye SA ....................................             1,524,976
     15,400 Rexel SA .....................................               893,870
                                                                    ------------
                                                                      13,240,353
                                                                    ------------

SERVICES--13.68%
      4,700 Atos Origin SA ...............................               338,516
     17,205 Cap Gemini SA ................................             1,253,764
     52,008 Infogrammes Entertainment(a) .................               828,497
     37,281 M6--Metropole Television .....................               788,804
     15,095 Sodexho Alliance SA ..........................               717,685
     14,100 Solving International ........................               836,334
    170,447 Vivendi Universal ............................             9,943,886
    151,885 Wanadoo(a) ...................................               759,328
                                                                    ------------
                                                                      15,466,814
                                                                    ------------
TOTAL FRENCH EQUITIES
  (cost--$125,385,946)...................................            111,272,420
                                                                    ------------

-------------------------------------------------------------------------------


THE FRANCE GROWTH FUND, INC.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------
CALL OPTION PURCHASED(a)--0.06%
-------------------------------------------------------------------------------

  Number of
   Options                                        Value
   ------                                      -----------
     590 Total Fina SA,
         Strike price (EURO)180,
         Expires 09/27/02
         (cost--$99,860).....................  $    72,941
                                               -----------

TIME DEPOSIT--0.05%
-------------------------------------------------------------------------------
  Principal
   Amount                                         Value
   ------                                      -----------
 $51,000 Brown Brothers Harriman & Co.
           Grand Cayman, 3.00% (b)
           (cost--$51,000)....................      51,000
                                               -----------

TOTAL INVESTMENTS
  (cost--$125,536,806)--98.50%...............  111,396,361
OTHER ASSETS LESS LIABILITIES--1.50%.........    1,699,215
                                               -----------
NET ASSETS (applicable to 12,072,000
  shares; equivalent to $9.37 per
  share)--100.00%...........................   $113,095,576
                                               ============

WRITTEN PUT OPTION(a)--(0.10)%
-------------------------------------------------------------------------------

  Number of
   Options
   ------

   (590) Total Fina SA,
         Strike price (EURO)180,
         Expires 09/27/02
         (premium--$113,831)...............     $ (118,535)
                                               ------------



(a)  Non-income producing security.

(b) Variable rate account--rate resets on a monthly basis; amount available upon 48 hours' notice. The rate shown is the rate in effect on June 30, 2001.

(EURO) Euro

              See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost--$125,536,806) ...................   $ 111,396,361
    Cash (including euros at affiliates of $1,242,656 with a cost of $1,254,389)       1,242,055
    Receivable for investments sold ............................................       1,902,756
    Receivable for avoir fiscal ................................................         186,728
    Dividends receivable .......................................................          12,458
    Prepaid expenses and other assets ..........................................         229,346
                                                                                   -------------
        Total assets ...........................................................     114,969,704
                                                                                   -------------
LIABILITIES:
    Payable of investments purchased ...........................................       1,319,265
    Put options written, at value (premium--$113,831) ..........................         118,535
    Advisory fee payable .......................................................          76,441
    Administration fee payable .................................................          11,249
    Accrued expenses ...........................................................         348,638
                                                                                   -------------
        Total liabilities ......................................................       1,874,128
                                                                                   -------------
NET ASSETS:
    Common stock, $0.01 par value; 12,072,000 shares issued and outstanding
      (100,000,000 shares authorized) ..........................................         120,720
    Additional paid-in capital .................................................     127,178,695
    Accumulated net investment loss ............................................        (240,944)
    Accumulated net realized gain ..............................................         197,425
    Net unrealized depreciation of investments, options and other assets
      and liabilities denominated in euros .....................................     (14,160,320)
                                                                                   -------------
        Net assets applicable to shares outstanding ............................   $ 113,095,576
                                                                                   =============
  NET ASSET VALUE PER SHARE ....................................................           $9.37
                                                                                           =====

                 See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $210,032 of avoir fiscal (net of French withholding taxes
       of $246,046) ..............................................................   $  1,399,657
    Interest .....................................................................         19,450    $  1,419,107
                                                                                     ------------    ------------
EXPENSES:
    Advisory fees ................................................................        612,208
    Audit and legal fees .........................................................        287,376
    Custodian and accounting fees ................................................        171,030
    Directors' fees and expenses .................................................        156,095
    Reports to shareholders ......................................................        106,588
    Administration fees ..........................................................         80,246
    Transfer agent fees ..........................................................         39,531
    Shareholder meetings and relations expense ...................................         36,686
    Insurance expense ............................................................         20,880
    New York Stock Exchange listing fee ..........................................         16,671
    Other expenses ...............................................................         20,111
                                                                                     ------------
    Total expenses ...............................................................      1,547,422
    Less: fees waived by Investment Adviser ......................................        (61,692)
                                                                                     ------------
    Net expenses .................................................................                      1,485,730
                                                                                                     ------------
    Net investment loss ..........................................................                        (66,623)
                                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS
  AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on:
      Investments ................................................................                      3,056,641
      Futures contracts ..........................................................                       (207,330)
      Options ....................................................................                        152,797
      Foreign currency transactions ..............................................                         39,123
    Net change in unrealized appreciation/depreciation of:
      Investments ................................................................                    (34,437,379)
      Futures contracts ..........................................................                       (136,300)
      Options ....................................................................                         (4,704)
      Other assets and liabilities denominated in euros ..........................                       (555,823)
                                                                                                     ------------
    Net realized and unrealized loss on investments, futures contracts,
      options and foreign currency transactions ..................................                    (32,092,975)
                                                                                                     ------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ............................                   $(32,159,598)
                                                                                                     ============



                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.

-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                                  FOR THE
                                                                                                SIX MONTHS
                                                                                                    ENDED            FOR THE YEAR
                                                                                               JUNE 30, 2001            ENDED
                                                                                                (UNAUDITED)        DECEMBER 31, 2000
                                                                                               ---------------   ------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment loss ..................................................................       $     (66,623)       $  (1,266,477)
    Net realized gain on investments, futures contracts, options and
      foreign currency transactions ......................................................           3,041,231           49,153,908
    Net change in unrealized appreciation/depreciation of investments, futures
      contracts, options and other assets and liabilities denominated in euros ...........         (35,134,206)         (81,312,022)
                                                                                                 -------------        -------------
    Total loss from investment operations ................................................         (32,159,598)         (33,424,591)
                                                                                                 -------------        -------------
DISTRIBUTIONS:
    From net realized gain on investments ................................................          (4,364,028)         (59,343,429)
                                                                                                 -------------        -------------
CAPITAL STOCK TRANSACTIONS:
    Cost of shares repurchased pursuant to tender offer ..................................         (32,179,123)                --
    Cost of shares repurchased pursuant to stock repurchase program ......................                --             (2,458,057)
                                                                                                 -------------        -------------
    Net decrease in net assets from capital stock transactions ...........................         (32,179,123)          (2,458,057)
                                                                                                 -------------        -------------
    Net decrease in net assets ...........................................................         (68,702,749)         (95,226,077)
NET ASSETS:
    Beginning of period ..................................................................         181,798,325          277,024,402
                                                                                                 -------------        -------------
    End of period ........................................................................       $ 113,095,576        $ 181,798,325
                                                                                                 =============        =============



                 See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the "Fund") was incorporated in the State of Maryland on February 20, 1990 as a diversified, closed-end management investment company. Prior to commencing investment operations on May 18, 1990, the Fund had no activities other than the sale on May 4, 1990 to Credit Agricole Indosuez (formerly, Banque Indosuez), an affiliate of the Investment Adviser of the Fund as well as the subcustodian for the Fund's assets in France, of 9,000 shares of common stock for $100,440.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they are traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at June 30, 2001. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in euros are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in euros (the "Federal Reserve Exchange Rate"), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. FEDERAL TAX STATUS--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

FRENCH WITHHOLDING TAX--Dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund is entitled to recover a credit ("avoir fiscal") for French taxes paid by a French company with respect to such

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

dividend, currently equal to 12.75% of the dividend amount (15% tax rate less 15% withholding on such tax). Pursuant to the 2001 French budget passed in December 2000, the avoir fiscal, previously equal to 40% of dividends paid less 15% withholding tax on such credit, was reduced to 25% of dividends paid less 15% withholding tax applicable to dividends paid retroactive to January 1, 2000. Accordingly, the Fund recorded an adjustment of approximately $254,000 to dividend income for the year ended December 31, 2000 to reflect the change in the avoir fiscal rate. Additionally, pursuant to the 2001 French budget, the avoir fiscal was further reduced to 15% of dividends paid less withholding tax for dividends paid beginning January 1, 2001. The Fund makes such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in euros are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing euro denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments, futures contracts and other assets and liabilities denominated in euros. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

FUTURES CONTRACTS--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from the composition of the index underlying such futures. In addition, there is no assurance that a liquid

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


secondary market will exist at the time the Fund elects to close out a futures position. The Fund is also subject to risk should the counterparty to a futures contract not perform under the contract.

For the six months ended June 30, 2001, the Fund entered into securities index futures contracts with Carr Futures SNC, an affiliate of the Investment Adviser. At June 30, 2001, the Fund had no open futures contracts.

OPTION  TRANSACTIONS--For  hedging  purposes,  the Fund may  purchase  and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option and the losses realized could be unlimited. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value.

Written option activity for the six months ended June 30, 2001 was as follows:

                                                        NUMBER
                                                          OF
                                                       OPTIONS          PREMIUM
                                                      ---------        --------
Options outstanding at December 31, 2000 .........          --             --
Options--written .................................        (7,925)     $(321,253)
Options--buybacks ................................         7,335        207,422
Options--expired .................................          --             --
                                                       ---------      ---------
Options outstanding at June 30, 2001 .............          (590)     $(113,831)
                                                       =========      =========


DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

Credit Agricole Asset Management U.S. Advisory Services, the Investment Adviser, has an Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services. As compensation for its services, the Investment Adviser is paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million. During the six months ended June 30, 2001, the Investment Adviser voluntarily waived $61,692 of its fees.

Brinson Advisors, Inc. (the "Administrator," formerly known as Mitchell Hutchins Asset Management, Inc.), an indirect wholly owned asset management subsidiary of UBSAG, has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.12% of the value of the Fund's average weekly net assets up to $100 million, 0.10% on the next $100 million of such net assets, and 0.08% on such net assets in excess of $200 million, subject to a minimum fee of $150,000.

TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2001, certain direct and indirect subsidiaries of the Credit Agricole Group--Cheuvreux de Virieu and Carr Futures SNC--received $13,494 and $3,254, respectively, in brokerage commissions as a result of executing agency transactions on investment securities on behalf of the Fund. In addition, Credit Agricole Indosuez earned fees of approximately $697 in its capacity as subcustodian for the Fund of which approximately $150 was unpaid at June 30, 2001.

An employee of UBS PaineWebber, Inc., an indirect wholly owned subsidiary of UBS AG and an affiliate of the Administrator, serves as a director of the Fund.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2001, was substantially the same as the cost for financial statement purposes. Accordingly, net unrealized depreciation of investments of $14,140,445 was composed of gross appreciation of $6,424,361 for those investments having an excess of value over cost and gross depreciation of $20,564,806 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $63,839,026 and $95,228,896, respectively.

CAPITAL STOCK

There were 12,072,000 shares of $0.01 par value capital stock outstanding as of June 30, 2001. During the six months ended June 30, 2001, the Fund did not repurchase any shares of its common stock under the stock repurchase program.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
-------------------------------------------------------------------------------

For the year ended December 31, 2000, the Fund repurchased 190,000 shares of its common stock on the open market at a total cost of $2,458,057 including brokerage commissions. These shares were repurchased at an average market price per share of $12.88 (before commissions) and a weighted average discount from net asset value of 12.14%.

These shares were repurchased pursuant to the Fund's stock repurchase program approved by the Fund's Board of Directors authorizing the Fund to purchase up to an aggregate of 10% of the outstanding shares of its common stock.

On December 18, 2000, the Board of Directors approved a tender offer in an effort to further enhance shareholder value. The tender offer commenced on January 31, 2001 and expired at midnight on February 28, 2001 (the "Expiration Date"). Under the terms of the offer, the Fund purchased 20% of its outstanding shares (or 3,018,000 shares) at a price equal to $10.6624 per share, representing 98% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the Expiration Date. In connection with the tender offer, the Fund purchased 3,018,000 shares of common stock at a total cost of $32,179,123.

The shares repurchased during the six months ended June 30, 2001 and the year ended December 31, 2000 pursuant to the stock repurchase program and the tender offer have been retired by the Fund.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE FRANCE GROWTH FUND, INC.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------



Selected data for a share of common stock outstanding throughout each period is presented below:





                                                 FOR THE
                                                SIX MONTHS
                                                  ENDED                    FOR THE YEARS ENDED DECEMBER 31,
                                              JUNE 30, 2001   ---------------------------------------------------------
                                               (UNAUDITED)    2000         1999        1998          1997      1996
                                                 -------      ----         ----        ----         ----        ----
Net asset value, beginning of period ........   $  12.05        $ 18.13    $ 16.41    $  13.12    $  13.37    $ 11.60
                                                --------        -------     -------    ---------    ------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................      (0.01)(a)      (0.08)      0.01        0.06        0.09       0.11
Net realized and unrealized gain (loss) on
  investments, futures contracts, options and
foreign currency transactions ...............      (2.36)(a)      (2.11)      5.50        5.26        1.49       2.53
                                                --------        -------    -------    ---------    -------    -------
    Total income (loss) from investment
    operations ..............................      (2.37)         (2.19)      5.51        5.32        1.58       2.64
                                                --------        -------    -------    ---------    -------    -------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income ..................       --             --        (0.00)(b)     --        (0.02)     (0.08)
In excess of net investment income ..........       --             --         --           --        (0.03)     (0.00)(c)
From net realized gain on investments .......      (0.36)         (3.91)     (3.80)      (2.03)      (1.78)     (0.79)
                                                --------        -------    -------    ---------    -------    -------
     Total dividends and distributions ......      (0.36)         (3.91)     (3.80)      (2.03)      (1.83)     (0.87)
                                                --------        -------    -------    ---------    -------    -------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of:
  Shares repurchased pursuant to
    the tender offer ........................       0.05           --         --          --          --         --
  Shares repurchased pursuant to
    the stock repurchase program ............       --             0.02       0.01        --          --         --
                                                --------        -------    -------    ---------    -------    -------
    Total from capital share transactions ...       0.05           0.02       0.01        --          --         --
                                                --------        -------    -------    ---------    -------    -------
Net asset value, end of period ..............   $   9.37        $ 12.05    $ 18.13    $  16.41    $  13.12    $ 13.37
                                                ========        =======    =======    =========    =======    =======
Market value, end of period .................   $   8.36        $ 10.50    $ 15.31    $  13.63    $  10.50    $ 10.38
                                                ========        =======    =======    =========    =======    =======
TOTAL INVESTMENT RETURN: (d) ................     (17.15)%       (7.00)%     45.93%      48.20%      19.33%     13.91%
                                                ========        =======    =======    =========    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) .....   $113,096      $181,798    $277,024    $ 251,876   $201,277  $ 205,123
Ratio of expenses to average net assets .....      2.11%(e)(f)   1.44%(e)    1.33%(e)     1.38%(e)   1.48%      1.54%
Ratio of net investment income (loss) to
   average net assets .......................    (0.09)%(e)(f) (0.53)%(e)    0.07%(e)     0.38%(e)   0.64%      0.84%
Portfolio turnover ..........................        45%           82%         48%          47%        80%        83%


--------------

(a) Based on average daily shares outstanding during the six months ended June 30, 2001.

(b)  Dividend equal to $0.0025 per share.

(c)  Dividend equal to $0.0039 per share.

(d) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Total investment return for a period of less than one year is not annualized.

(e) The Investment Adviser waived a portion of its fees during the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999 and 1998. If such waivers had not been made, the ratio of expenses to average net assets would have been 2.20%, 1.55%, 1.46%, and 1.46%, respectively, and the ratio of net investment income (loss) to average net assets would have been (0.18)%, (0.64)%, (0.06)% and 0.30%, respectively.

(f) Annualized.

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     Notice is hereby given in accordance  with Section 23(c) of the  Investment
Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

     This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

     Comparisons between changes in the Fund's net asset value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the euro/U.S. dollar exchange rate.